RECEPTION#: 2009004072, 05/06/2009 at
12:56:16 PM,
1 OF 6, R $31.00, Additional Names Fee:
Doc Code:AMD
When recorded return to:	Sara L. Rosene, Grand County Clerk,
Holland & Hart LLP	Colorado
1800 Broadway, Suite 300
Boulder, CO 80302
Attention: Beat U. Steiner

THIRD AMENDMENT TO LEASE AND OPERATING AGREEMENT

                       THIS THIRD AMENDMENT TO LEASE AND OPERATING AGREEMENT (this “Third Amendment”) is dated as of May 4, 2009 by and between INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation (“Intrawest”), and WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation (“WPRA”). All recording references contained herein are to the real estate records maintained by the Office of the Clerk and Recorder for Grand County, Colorado.

          A.          WHEREAS, WPRA and Intrawest entered into that certain Lease and Operating Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, at Reception No. 2002-14286, as amended by that certain Lease Exhibit Modification Agreement dated as of December 20, 2002, and recorded on December 23, 2002, at Reception No. 2002-014287, as further amended by that certain Amended and Restated Effective Date Certificate effective as of December 23, 2002, recorded on April 25, 2003, at Reception No. 2003-005109, as further amended by that certain Amended and Restated Lease Exhibits Modification Agreement with an effective date of December 23, 2002, recorded on April 25, 2003, at Reception No. 2003-005110, as further amended by that certain First Amendment to Lease and Operating Agreement dated as of July 2, 2004, recorded on July 9, 2004, at Reception No. 2004-008216 as further amended by that certain Second Amendment to Lease and Operating Agreement recorded prior to this Third Amendment (the “Lease Agreement”);

          B.          WHEREAS, WPRA and Intrawest/Winter Park Development Corporation, a Delaware corporation (“Intrawest Development”), entered into that certain Option Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, in the Records at Reception No. 2002-041290, as amended by that certain Amendment No. 1 to Option Agreement also dated as of December 23, 2002, recorded in the Grand County Records on December 23, 2002, at Reception No. 2002-014291, and that certain Amendment No. 2 to Option Agreement also dated as of December 23, 2002, recorded in the Grand County Records on April 25, 2003, at Reception No. 2003-005112 (the “Original Option Agreement”);

          C.          WHEREAS, Intrawest Development exercised its option under the Original Option Agreement to purchase Lots B, C, D, E, F, G and N, Winter Park Village Core (the “Village Core Parcels”), according to the Final Plat recorded by WPRA on September 24, 2007 at Reception No. 2007010733 (the “Original Plat”), and assigned its option to purchase the Village Core Parcels to IW/WP Village Core Development Company, a Delaware limited liability company (“IW/WP Village Core”), and WPRA conveyed the Village Core Parcels to IW/WP Village Core pursuant to that certain Statutory Special Warranty Deed recorded in the Records on September 24, 2007 at Reception No. 2007010742.

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          D.          WHEREAS, various lots created by the Original Plat were reconfigured by Exemption No. 1, Winter Park Village Core (the “Exemption 1 Plat”) recorded by WPRA prior to this Third Amendment..

          E.          WHEREAS, Lot H (“Original Lot H”), Winter Park Village Core, according to the Original Plat, as amended by the Exemption #1 Plat, is owned by WPRA.

          F.          WHEREAS, in order to correct the alignment of Original Lot H and certain of the Village Core Parcels that are adjacent to Original Lot H, the Exemption No. 2, Winter Park Village Core (the “Exemption 2 Plat”) was recorded prior to this Third Amendment (the “Lot Line Adjustment”). In connection therewith, IW/WP Village Core deeded the portions of the Village Core Parcels more particularly described on Exhibit A, attached hereto (the “Lot Line Adjustment Property”), back to WPRA pursuant to that certain Statutory Special Warranty Deed recorded prior to this Third Amendment;

          G.          WHEREAS, WPRA and Intrawest wish to amend the Lease Agreement to reflect the modifications made by the Lot Line Adjustment; and

          H.          WHEREAS, WPRA and Intrawest also wish to amend certain provisions regarding insurance coverage in the Lease Agreement.

          NOW, THEREFORE, in consideration of the covenants contained in the Lease Agreement, the mutual agreement of WPRA and Intrawest and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WPRA and Intrawest agree as follows:

          1.          Lot Line Adjustment Property. Landlord and Tenant hereby agree that the Lot Line Adjustment Property is subject to the Lease Agreement, and subject to the terms and conditions set forth in the Lease Agreement, from and after the date the same is conveyed from IW/WP Village Core to WPRA, Landlord hereby leases to Tenant the Lot Line Adjustment Property and Tenant hereby leases the same from Landlord.

          2.          Insurance Coverage.

                       a.          The seventh sentence of Section 9.1(a) of the Lease Agreement is amended to read, in its entirety, as follows: “Tenant shall be named insured, with Landlord and City named as loss payees, as their interests may appear on all applicable property insurance policies.”

                       b.          Section 9.1 (b) of the Lease Agreement is amended by the addition of the following sentence at the end thereof: “All such Commercial General Liability Insurance policies, including primary, excess and umbrella policies shall include a waiver of rights of subrogation against Tenant, Landlord and City.”

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                       c.          The last sentence of Section 9.2(g) is amended to read, in its entirety, as follows: “Tenant shall deliver to the City’s Director of Risk Management and Landlord renewal certificates for such insurance within five (5) business day of its inception date.”

          3.          Defined Terms. Any capitalized terms contained in this Third Amendment that are not defined herein shall have the meaning ascribed to them in the Lease Agreement.

          4.          No Further Changes. All other terms and conditions of the Lease Agreement remain in full force and effect.

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          The parties have executed this Third Amendment to Lease and Operating Agreement to be effective the day and year first above written.

WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation

By:	/s/ Don Bailey
Don Bailey, President

INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation

By:	/s/ William J. Baum
Name:	William J. Baum
Title:	Assistant Secretary

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STATE OF COLORADO	)
) ss
CITY AND COUNTY OF DENVER	)

          The foregoing instrument was acknowledged before me this 29th day of April 2009 by Don Bailey, as President of WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation.

          WITNESS my hand and official seal.

My commission expires:

/s/ Kathleen Wannamaker
Notary Public

STATE OF COLORADO	)
) ss
COUNTY OF GRAND	)

          The foregoing instrument was acknowledged before me this 2nd day of Aug 2009 by William J. Baum, as Assistant Secretary of INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation.

          WITNESS my hand and official seal.

          My commission expires: March 22, 2010

/s/ Beat U. Steiner
Notary Public

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EXHIBIT A

(Attached to and forming a part of Third Amendment to Lease and Operating Agreement)

LEGAL DESCRIPTION OF THE LOT LINE ADJUSTMENT PROPERTY

All those portions of Lot H, Exemption No. 2, Winter Park Village Core, Town of Winter Park, County of Grand, State of Colorado, according to the plat thereof, recorded on or about the date of the Third Amendment to which this Exhibit A is attached, that were previously conveyed from Winter Park Recreational Association to IW/WP Village Core Development Company, LLC pursuant to that certain Special Warranty Deed dated September 28, 2007, and recorded in the real property records of the Clerk and Recorder of Grand County, Colorado at Reception No. 2007010742.